UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: October 25, 2011

(Date of earliest event reported): October 25, 2011

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1818 Market Street, Suite 1500, Philadelphia, PA		19103-7583
(Address of principal executive offices)		(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 25, 2011, Sunoco Logistics Partners L.P. (the “Partnership”) issued a press release announcing its financial results for the third quarter 2011. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 25, 2011, the Partnership issued a press release announcing its financial results for the third quarter 2011. Additional information concerning the Partnership’s third quarter earnings was presented in a slide presentation to investors during a teleconference on October 25, 2011. A copy of the slide presentation is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01.	Other Events.

On October 25 2011, the Partnership issued a press release announcing a three-for-one split of its outstanding common units and Class A units. The three-for-one split will be effected by a distribution of two common units for each common unit outstanding and two Class A units for each Class A unit outstanding that are held by holders of record on November 18, 2011. The three-for-one unit split is expected to be completed on December 2, 2011. A copy of the press release is attached to this Current Report as Exhibit 99.1.

The information in this report, being furnished pursuant to Items 2.02, 7.01, 8.01 and 9.01 related thereto, of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press release dated October 25, 2011.

99.2	Slide presentation given October 25, 2011 during investor teleconference.

Forward-Looking Statements

Statements contained in the exhibits to this report that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.

By:	Sunoco Partners LLC, its General Partner

	By:	/s/ MICHAEL D. GALTMAN
Michael D. Galtman Controller

October 25, 2011

Philadelphia, PA

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release dated October 25, 2011.

99.2	Slide presentation given October 25, 2011 during investor teleconference.